Exhibit 99.1

Plug Announces First Quarter 2024 Financial Results

LATHAM, N.Y., May 9, 2024 — Plug Power Inc. (NASDAQ: PLUG) (the “Company”), a global leader in comprehensive hydrogen solutions for the green hydrogen economy, announced its financial results and operational milestones for the first quarter of 2024.

First-Quarter Results

●	Earnings-Per-Share (EPS) and Revenue: The Company reported revenue of $120.3 million and EPS loss of $0.46 for the quarter ended March 31, 2024.
●	Enhanced Focus on Cash Management: Net cash used in operating activities and capital expenditures (includes purchases of property, plant, and equipment and purchases of equipment related to power purchase agreements and equipment related to fuel delivered to customers) collectively decreased 38% quarter-over-quarter (QoQ), and 42% year-over-year (YoY), with incremental improvement expected as internal hydrogen supply and pricing increases make an impact in coming quarters. Inventory reduction remains a key priority in our cash management strategy for 2024.
●	Gross Margins: The Company saw headwinds on equipment margins given focus on lowering inventory and limiting production, coupled with lower sales level collectively generating unfavorable overhead absorption; but given the restructuring announced coupled with ramp on volume for the balance of the year, the Company is postured to drive overhead leverage to improve equipment margins. The Company saw improvements in the quarter’s gross margins for Fuel Delivered, Service, and Power Purchase Agreements versus the first and fourth quarters of 2023, as well as lower operating expenses.

Consistently with past seasonality and continued new product scaling, Plug expects that one-third of its full year revenue will be in the first half of 2024. As of the Q1 2024 earnings date, Plug currently has 20 electrolyzer systems undergoing commissioning at third-party customer sites, with further deliveries to be made over the balance of 2024. The Company is also experiencing rebounding sales in its material handling business following the recalibration of pricing and changing of the business model to direct sales or customer-financed leases. In Q1 2024, for example, Plug expanded its partnership with Uline, extending hydrogen infrastructure and fuel cell solutions to an additional four sites and secured a substantial deal with a leading U.S. automotive manufacturer to provide its extensive new 6 square-mile manufacturing campus with Plug's hydrogen infrastructure and fuel cell solutions. These commercial successes are clear demonstrations on Plug’s value proposition following changes to our pricing and sales model.

Hydrogen Generation Network Milestones and Advancement

In Q1 2024, Plug’s hydrogen generation network reached significant milestones. The Georgia and Tennessee plants have produced at nameplate capacity, with a combined liquid hydrogen production capacity of 25 tons-per-day (TPD). Additionally, Plug’s Louisiana plant is on track for completion and first production in 2024, adding 15 TPD and bringing the Company’s total liquid hydrogen production capacity to 40 TPD. The addition of the Louisiana plant capacity will effectively meet the majority of Plug’s customer demand through its internal hydrogen generation network.

Plug continues to advance the pending loan guarantee from the Department of Energy (DOE) and awaits conditional commitment approval announcement; this program is expected to bolster the build out of Plug’s liquid hydrogen facilities throughout the U.S. Commensurately, the Company has commenced a process with advisors to complement its anticipated DOE project with project equity investors and/or project finance partners to finance the build out of the plants.

DOE Grants to Advance Capacities at State-of-the-Art Manufacturing Facilities

Through a highly competitive process, Plug, alongside project partners, secured awards from the DOE for grants of up to $163 million for use in Clean Hydrogen Electrolysis, Manufacturing, and Recycling projects. These grants will continue to advance Plug’s fuel cell and electrolyzer manufacturing capacities at its state-of-the art facilities in Rochester and Albany NY. Plug received the most awards in the $750 million total funding aimed to reduce the cost of hydrogen in the U.S., showcasing its leadership and commitment in the hydrogen and fuel cell industry.

Continued Growth in Electrolyzer Basic Engineering and Design Package (BEDP) Offering

Recent announcements in Q1 2024, bring the Company’s total amount of global BEDP contracts to ~4.5 gigawatts (GW) for Projects in the U.S. and Europe. Electrolyzer sales present a substantial growth lever for Plug, and the BEDP success underscores Plug’s strong industry positioning and market growth, while enabling customers to reach Final Investment Decision (FID) on their hydrogen projects.

Expansion in Cryogenic Sales

Plug has seen ongoing expansion in cryogenic equipment sales with customer agreements encompassing storage tanks, trailers, vaporizers, and portable units, both domestically in the U.S. and internationally. Additionally, Plug has delivered several first-of-its-kind liquid hydrogen portable refuelers to transit agencies and trucking fleet customers.

Financial Updates

●	Q1 Financial Performance: Sales of $120M reflect seasonality in our equipment sales and timing impacts from electrolyzer deployments.

●	Internal Hydrogen Supply: With Plug now producing up to ~25 TPD from our Georgia and Tennessee hydrogen plants, the Company will be able to displace higher cost third-party fuel with our own internal supply.
●	Pricing Increases: To better reflect the economic value of our product offering, Plug has worked with customers to put in place price increases across our entire product portfolio with a specific focus on hydrogen pricing. We expect to see a positive impact to our margins in coming quarters as a result of these actions.
●	Restructuring, Impairment, and Other Provisions: As a result of the evolving market dynamics, Plug mobilized certain cost down actions in the first quarter. This included headcount reduction, rooftop consolidation, and non-payroll cost downs. This resulted in restructuring costs of ~$6 million in the quarter. In addition, given certain business dyanmics, the Company wrote down certain assets which resulted in non-cash charges recorded in Q1 2024 of ~$40 million. Further details regarding these charges are provided in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

Plug CEO Andy Marsh stated: “We continue to make steady progress by following our established goals and business priorities. As we enhance our financial performance in the upcoming quarters, Plug is set to retain its leadership role in advancing the hydrogen economy, which is anticipated to experience swift expansion and widespread adoption globally in the future decades.”

Conference Call

Plug Power has scheduled a conference call today, May 9, at 8:30 am ET to review the Company’s results for the first quarter of 2024. Interested parties are invited to listen to the conference call by calling 877-407-9221 / +1 201-689-8597.

The webcast can be accessed at:

https://event.webcasts.com/starthere.jsp?ei=1666679&tp_key=8ea4578409

A playback of the call will be available online for a period following the event. A presentation will be made available in connection with the call at: https://www.ir.plugpower.com/events-and-presentations/default.aspx

About Plug

Plug is building an end-to-end green hydrogen ecosystem, from production, storage, and delivery to energy generation, to help its customers meet their business goals and decarbonize the economy. In creating the first commercially viable market for hydrogen fuel cell technology, the company has deployed more than 69,000 fuel cell systems and over 250 fueling stations, more than anyone else in the world, and is the largest buyer of liquid hydrogen.

With plans to operate a green hydrogen highway across North America and Europe, Plug built a state-of-the-art Gigafactory to produce electrolyzers and fuel cells and is developing multiple green hydrogen production plants targeting commercial operation by year-end 2028. Plug delivers its green hydrogen solutions directly to its customers and through joint venture partners into multiple environments, including material handling, e-mobility, power generation, and industrial applications.

For more information, visit www.plugpower.com.

Plug Media Contact

Fatimah Nouilati

Allison

PlugPR@allisonworldwide.com

Plug Power Safe Harbor Statement

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (“Plug”), including but not limited to statements about Plug’s projections regarding its future financial and market outlook, including timing of expected revenue for 2024 and timing of impacts to margins; Plug’s expectations with respect to grants and conditional commitment with respect to loans awarded by the United States Department of Energy (DOE); Plug’s expectation of incremental improvements as internal hydrogen supply and pricing increases make an impact and the timing thereof; Plug’s ability to execute on its cash management strategy for 2024, including inventory reduction; Plug’s belief that it can drive overhead leverage to improve equipment margins; Plug’s expected timing with respect to delivery of electrolyzer systems; Plug’s belief that fuel pricing increases and internal hydrogen production will create positive impacts; the anticipated benefits, capacity, capabilities, and output of Plug’s hydrogen plants, including the timing of hydrogen production at its plant located in Louisiana; Plug’s ability to meet customer demand and displace higher cost third-party fuel through its own internal hydrogen generation network; and Plug’s ability to successfully execute its business plan and achieve profitability in the future.

You are cautioned that such statements should not be read as a guarantee of future performance or results as such statements are subject to risks and uncertainties. Actual performance or results may differ materially from those expressed in these statements as a result of various factors, including, but not limited to, the following: the risk that we may continue to incur losses and might never achieve or maintain profitability; the risk that we may not realize the anticipated benefits and actual savings in connection with the restructuring; the risk that we may not be able to raise additional capital to fund our operations and such capital may not be available to us on favorable terms or at all; the risk that we may not be able to expand our business or manage our future growth effectively; the risk that we may not be able to remediate the material weaknesses identified in internal control over financial reporting as of December 31, 2023, or otherwise maintain an effective system of internal control over financial reporting; the risk thar global economic uncertainty, including inflationary pressures, fluctuating interest rates, currency fluctuations, and supply chain disruptions, may adversely affect our operating results; the risk that we may not be able to obtain from our hydrogen suppliers a sufficient supply of hydrogen at competitive prices or the risk that we may not be able to produce hydrogen internally at competitive prices; the risk that delays in or not completing our product and project development goals may adversely affect our revenue and profitability; the risk that our estimated future revenue may not be indicative of actual future revenue or profitability; the risk of elimination, reduction of, or changes in qualifying criteria for government subsidies and economic incentives for alternative energy products, including the Inflation Reduction Act; and the risk that we may not be able to manufacture and market products on a profitable and large-scale commercial basis. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Plug in general, see Plug’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Plug’s Annual Report on Form 10-K for the year ended December 31, 2023 as well as any subsequent filings. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. We disclaim any obligation to update forward-looking statements except as may be required by law.

 Plug Power Inc. and Subsidiaries

 Condensed Consolidated Balance Sheets

 (In thousands, except share and per share amounts)

 (Unaudited)

	March 31,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$172,873	$135,033
Restricted cash	219,616	216,552
Accounts receivable, net of allowance of $7,351 at March 31, 2024 and $8,798 at December 31, 2023	148,822	243,811
Inventory, net	975,898	961,253
Contract assets	129,994	126,248
Prepaid expenses and other current assets	119,370	104,068
Total current assets	1,766,573	1,786,965

Restricted cash	$775,595	$817,559
Property, plant, and equipment, net	1,453,991	1,436,177
Right of use assets related to finance leases, net	56,131	57,281
Right of use assets related to operating leases, net	389,201	399,969
Equipment related to power purchase agreements and fuel delivered to customers, net	115,109	111,261
Contract assets	30,380	29,741
Intangible assets, net	183,325	188,886
Investments in non-consolidated entities and non-marketable equity securities	66,691	63,783
Other assets	10,310	11,116
Total assets	$4,847,306	$4,902,738

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$285,546	$257,828
Accrued expenses	154,814	200,544
Deferred revenue and other contract liabilities	179,902	204,139
Operating lease liabilities	65,250	63,691
Finance lease liabilities	9,602	9,441
Finance obligations	85,175	84,031
Current portion of long-term debt	2,786	2,716
Contingent consideration, loss accrual for service contracts, and other current liabilities	128,369	142,410
Total current liabilities	911,444	964,800

Deferred revenue and other contract liabilities	$75,900	$84,163
Operating lease liabilities	278,220	292,002
Finance lease liabilities	33,673	36,133
Finance obligations	264,610	284,363
Convertible senior notes, net	209,802	195,264
Long-term debt	1,013	1,209
Contingent consideration, loss accrual for service contracts, and other liabilities	143,522	146,679
Total liabilities	1,918,184	2,004,613

Stockholders’ equity:
Common stock, $.01 par value per share; 1,500,000,000 shares authorized; Issued (including shares in treasury): 705,604,549 at March 31, 2024 and 625,305,025 at December 31, 2023	$7,057	$6,254
Additional paid-in capital	7,823,209	7,494,685
Accumulated other comprehensive loss	(9,078)	(6,802)
Accumulated deficit	(4,785,520)	(4,489,744)
Less common stock in treasury: 19,242,215 at March 31, 2024 and 19,169,366 at December 31, 2023	(106,546)	(106,268)
Total stockholders’ equity	2,929,122	2,898,125
Total liabilities and stockholders’ equity	$4,847,306	$4,902,738

 Plug Power Inc. and Subsidiaries

 Condensed Consolidated Statements of Operations

 (In thousands, except share and per share amounts)

 (Unaudited)

	Three months ended
	March 31
	2024	2023
Net revenue:
Sales of equipment, related infrastructure and other	$68,295	$182,094
Services performed on fuel cell systems and related infrastructure	13,023	9,097
Power purchase agreements	18,304	7,937
Fuel delivered to customers and related equipment	18,286	10,142
Other	2,356	1,016
Net revenue	$120,264	$210,286
Cost of revenue:
Sales of equipment, related infrastructure and other	135,125	158,320
Services performed on fuel cell systems and related infrastructure	12,957	12,221
Provision for loss contracts related to service	15,745	6,889
Power purchase agreements	55,228	46,816
Fuel delivered to customers and related equipment	58,573	54,501
Other	1,711	935
Total cost of revenue	$279,339	$279,682

Gross loss	$(159,075)	$(69,396)

Operating expenses:
Research and development	25,280	26,535
Selling, general and administrative	77,959	104,016
Restructuring	6,011	—
Impairment	284	1,083
Change in fair value of contingent consideration	(9,200)	8,769
Total operating expenses	$100,334	$140,403

Operating loss	(259,409)	(209,799)

Interest income	9,277	17,632
Interest expense	(11,325)	(10,650)
Other expense, net	(6,996)	(4,771)
Realized loss on investments, net	—	(1)
Change in fair value of equity securities	—	5,075
Loss on equity method investments	(13,113)	(5,317)
Loss on extinguishment of convertible senior notes	(14,047)	—

Loss before income taxes	$(295,613)	$(207,831)

Income tax (expense)/benefit	(163)	1,270

Net loss	$(295,776)	$(206,561)

Net loss per share:
Basic and diluted	$(0.46)	$(0.35)

Weighted average number of common stock outstanding	641,256,134	589,205,165

 Plug Power Inc. and Subsidiaries

 Condensed Consolidated Statements of Cash Flows

 (In thousands)

 (Unaudited)

	Three months ended March 31,
	2024	2023
Operating activities
Net loss	$(295,776)	$(206,561)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of long-lived assets	16,606	9,789
Amortization of intangible assets	4,725	4,959
Lower of cost or net realizable value inventory adjustment and provision for excess and obsolete inventory	39,675	2,009
Stock-based compensation	13,704	43,302
Loss on extinguishment of convertible senior notes	14,047	-
(Recoveries)/provision for losses on accounts receivable	(1,447)	237
Amortization of debt issuance costs and discount on convertible senior notes	330	621
Provision for common stock warrants	4,495	14,175
Deferred income tax expense/(benefit)	163	(947)
Impairment	284	1,083
Loss on service contracts	3,809	221
Fair value adjustment to contingent consideration	(9,200)	8,769
Net realized loss on investments	-	1
Accretion of premium on available-for-sale securities	-	(5,945)
Lease origination costs	(1,331)	(2,660)
Change in fair value for equity securities	-	(5,075)
Loss on equity method investments	13,113	5,317
Changes in operating assets and liabilities that provide (use) cash:
Accounts receivable	96,436	1,493
Inventory	(38,312)	(131,581)
Contract assets	1,356	(14,677)
Prepaid expenses and other assets	(14,496)	(5,522)
Accounts payable, accrued expenses, and other liabilities	25,755	13,821
Payments of contingent consideration	(9,164)	-
Deferred revenue and other contract liabilities	(32,500)	(9,748)
Net cash used in operating activities	$(167,728)	$(276,919)

Investing activities
Purchases of property, plant and equipment	(92,621)	(168,565)
Purchases of equipment related to power purchase agreements and equipment related to fuel delivered to customers	(6,072)	(11,389)
Proceeds from maturities of available-for-sale securities	-	315,827
Cash paid for non-consolidated entities and non-marketable equity securities	(21,891)	(40,077)
Net cash (used in)/provided by investing activities	$(120,584)	$95,796

Financing activities
Payments of contingent consideration	(836)	(2,000)
Proceeds from public and private offerings, net of transaction costs	305,346	-
Payments of tax withholding on behalf of employees for net stock settlement of stock-based compensation	(278)	(2,590)
Proceeds from exercise of stock options	41	674
Principal payments on long-term debt	(300)	(330)
Proceeds from finance obligations	-	27,927
Principal repayments of finance obligations and finance leases	(20,908)	(16,500)
Net cash provided by financing activities	$283,065	$7,181
Effect of exchange rate changes on cash	4,187	(2,096)
Increase/(decrease) in cash and cash equivalents	37,840	(215,769)
(Decrease)/increase in restricted cash	(38,900)	39,731
Cash, cash equivalents, and restricted cash beginning of period	1,169,144	1,549,344
Cash, cash equivalents, and restricted cash end of period	$1,168,084	$1,373,306

Supplemental disclosure of cash flow information
Cash paid for interest, net of capitalized interest of $2.1 million and $2.0 million	$9,111	$7,869